SUPPLEMENT DATED OCTOBER 21, 2002
TO THE
PROSPECTUS
DATED MAY 1, 2002
FOR
PERSPECTIVE FOCUSSM FIXED AND VARIABLE ANNUITY
JACKSON NATIONAL SEPARATE ACCOUNT I

There are NO guaranteed fixed account options currently available for Contracts purchased on and after the date of this Supplement. This Contract is not appropriate for you, if you have the intent of allocating premium to a guaranteed fixed account.

All references and information on the Fixed Accounts, including the Guaranteed Fixed Accounts, should be deleted.

The Capital Protection Program and Dollar Cost Averaging Plus (DCA+) are currently unavailable. All references to the Capital Protection Program and Dollar Cost Averaging Plus (DCA+) should be deleted.

The section entitled “Transfers” should be deleted and replaced in its entirety with the following:

You may transfer your contract value among the Investment Divisions at any time. You can make 15 transfers every contract year during the accumulation phase without charge.

The section entitled “Dollar Cost Averaging” should be deleted and replaced in its entirety with the following:

Dollar Cost Averaging. If the amount allocated to the Investment Divisions is at least $15,000, you can arrange to have a regular amount of money periodically transferred automatically into the Investment Divisions from any of the Investment Divisions. In the case of transfers from the Investment Divisions with a stable unit value to the Investment Divisions, this can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase. Transfers from the more volatile Investment Divisions may not result in lower average costs, and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.

The section entitled “Earnings Sweep” should be deleted and replaced in its entirety with the following:

Earnings Sweep. You can choose to move your earnings from the source accounts (only applicable from the Money Market sub-account).

(To be used with VC5526 Rev. 05/02.)

V8637 Rev. 10/02